                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 9, 2001

                                IOS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

             ------------------------------------------------------


            DELAWARE                File No. 0-20405          23-2493042
  ----------------------------   ----------------------   ------------------
  (State or other jurisdiction      (Commission File        (IRS Employer
       of incorporation)                Number)             Identification
                                                                Number)


               1738 Bass Road, Macon, Georgia                    31210
               ------------------------------                    -----
          (Address of principal executive offices)             (Zip Code)


                                 (912) 471-2300
               Registrant's telephone number, including area code:


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         Attached hereto is a statement setting forth the Registrant's ratio of earning to fixed charges for the quarter ended December 31, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)  The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

     (99.1)   Ratio of Earnings to Fixed Charges
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               IOS CAPITAL, INC.




                               By:  /s/Jack Quinn
                                   --------------
                                       Jack Quinn
                                       Treasurer




Dated: May 9, 2001